AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                    THIS AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made as of October 31, 2006 (this “Amendment”) by and among Fifth Third Bank, an Ohio banking corporation (together with its successors and assigns, the “Lender”), and Zanett, Inc., a Delaware corporation (“Parent”), and each of Parent’s direct and indirect Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), with respect to the First Amended and Restated Loan and Security Agreement entered into as of December 30, 2005 by the Lender and the Borrowers, as amended, supplemented, restated, or otherwise modified from time to time (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

R E C I T A L S

                    WHEREAS, the Borrowers and the Lender have entered into the Agreement; and

                    WHEREAS, the Lender has made Advances to the Borrowers pursuant to the terms of the Agreement; and

                    WHEREAS, the Borrowers have requested that the Lender agree to certain amendments to the Agreement, and the Lender is willing to agree to the amendments requested by the Borrowers on the terms and conditions hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                    Section 1. Amendments to the Agreement.

                                (a) Section 2.1(a) of the Agreement is hereby deleted and the following inserted in its place:

          (a) Subject to the terms and conditions of this Agreement, and until November 30, 2006 (the “Revolving Credit Maturity Date”), the Lender agrees to make revolving credit Advances (the “Revolving Credit Advances”) to the Borrowers in an amount at any one time outstanding not to exceed an amount equal to the lesser of (i) the Maximum Revolver Amount, or (ii) the Borrowing Base. For purposes of this Agreement, “Borrowing Base,” as of any date of determination, shall mean the result of:

(x) 75% of the amount of Eligible Accounts, plus

(y) 90% of the amount of collected cash balances in the Concentration Account, minus

(z) the aggregate amount reserves, if any, established by the Lender under Section 2.1(b).

          Notwithstanding anything to the contrary in this Agreement or in any of the other Loan Documents, no Revolving Credit Advances shall hereafter be made, and no funds or other assets shall hereafter be advanced by any of the other Borrowers, to Delta Communications Group, Inc., a Delaware corporation, without the prior specific written consent of the Lender, which the Lender may grant or withhold in its sole discretion.

                                (b) Section 2.9 of the Agreement is hereby deleted and the following inserted in its place:

          2.9 Fees. The Borrowers shall pay to the Lender the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

(a) Audit Charges. For the account of the Lender, audit fees and charges as follows, (i) a fee of $750.00 per day, per auditor, plus out-of-pocket expenses for each financial audit of any or all of the Borrowers performed by personnel employed by the Lender and (ii) the actual charges paid or incurred by the Lender if it elects to employ the services of one or more third Persons to perform financial audits of any or all of the Borrowers. As long as no Default or Event of Default has occurred, the Lender will not conduct more than 2 financial audits of the Borrowers per calendar year and, assuming that each Borrower forwards to the executive offices of the Administrative Borrower all information requested by or on behalf of the Lender for the conduct of such audits, such audits will be conducted at the Administrative Borrower’s executive offices.

(b) Amendment Fee. An amendment fee in the aggregate amount of $10,000.

                    Section 2. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender that:

                                (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof;

                                (b) the representations and warranties of each of the Borrowers contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a different date; and

                                (c) the execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of their respective agreements and obligations under this Amendment, the Agreement as amended hereby, and the other Loan Documents, respectively, are within the power and authority of the Borrowers and have been duly authorized by all necessary action on the part of the Borrowers, and the execution and delivery by the Borrowers of this Amendment, and the performance by them of the transactions contemplated hereby, do not and will not contravene any term or condition set forth in any agreement or instrument to which any Borrower is a party or by which any Borrower is bound.

                    Section 3. Effectiveness and Conditions Precedent. This Amendment shall become effective upon the Lender’s receipt of: (a) counterparts of this Amendment executed and delivered by the Borrowers; (b) a Third Amended and Restated Revolving Note in form and substance satisfactory to the Lender that has been duly executed and delivered by the Borrowers; (c) certificates of officers of the Borrowers (in form and substance satisfactory to the Lender in its sole discretion) certifying to the incumbency of the officers executing this Amendment and related instruments and to the resolutions of the Boards of Directors of the Borrowers authorizing the execution of this Amendment and related instruments and consummation of the transactions contemplated hereby; and (d) the amendment fee referenced at Section 2.9(b) of the Agreement that has been paid by the Borrowers.

                    Section 4. Status of Loan Documents; Additional Representations and Warranties.

                                (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and the terms, provisions, and conditions of the Loan Documents and the Liens granted under the Loan Documents, shall continue in full force and effect and are hereby ratified and confirmed in all respects. The Borrowers expressly reaffirm all of the Loan Documents and the debts and other obligations thereunder, the Borrowersagree that nothing contained herein shall operate to release any of the Borrowersor any other Person from liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Loan Documents, except as may be herein modified, and the Borrowershereby reaffirm that each and every provision, condition, obligation, and agreement in such documents shall continue in full force and effect, except as may be herein modified. The validity, priority, and perfection of all security interests and other liens granted or created by the Loan Documents are hereby acknowledged and confirmed by the Borrowers, and the Borrowers agree that such documents shall continue to secure the Advances and the other Obligations, as the same may be amended by this Amendment, without any change, loss, or impairment of the priority of such security interests or other liens

                                (b) No waiver or amendment of any terms or provisions of the Agreement made hereunder shall relieve any Borrower from complying with any other term or provision of the Agreement or any of the other Loan Documents.

                                (c) No action taken by the Lender prior to, on, or after the date hereof shall constitute a waiver of or modification of any term or condition of any of the Loan Documents, except as specifically set forth herein, or prejudice any rights which the Lender may now have as of the date hereof or may have in the future under or in connection with the Loan Documents, including, without limitation, all rights and remedies in connection with Defaults, Events of Default, and failures of conditions precedent to the making of Advances that have occurred and are continuing, all of which rights and remedies the Lender hereby expressly reserves.

                                (d) The Borrowers hereby represent and warrant to the Lender that except as heretofore disclosed in writing by the Borrower to the Lender, as of the date hereof there is no pending or, to the knowledge of any Borrower, threatened action, suit, proceeding, governmental investigation, or arbitration against or affecting any Borrower or any property of any Borrower.

                    Section 5. Miscellaneous.

                                (a) No Waiver, Cumulative Remedies. No failure or delay or course of dealing on the part of the Lender in exercising any right, power, or privilege hereunder shall operate as an express or implied waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder. The rights, powers, and remedies herein expressly provided are cumulative and not exclusive of any rights, powers, or remedies which the Lender would otherwise have. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

                                (b) Ratification, Etc. Except as expressly provided for herein, the Agreement and all documents, instruments, and agreements related thereto, including, but not limited to, the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents and the obligations of the Borrowersunder this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Agreement, the Loan Documents, or any related agreement or instrument to the Agreement shall hereafter refer to the Agreement as amended hereby.

                                (c) Expenses. The Borrowers agree to pay and reimburse the Lender for all of its costs and expenses (including, without limitation, costs and expenses of legal counsel) in connection with this Amendment.

                                (d) Bankruptcy; Insolvency. The Borrowers hereby represent and warrant that, on and as of the date hereof: no proceeding has been filed or commenced by or against anyBorrower for dissolution, termination, or liquidation; nor does there exist insolvency of anyBorrower, nor does anyBorrower fail to pay its debts as they become due in the ordinary course of business; nor has a creditor’s committee been appointed for the business of anyBorrower; nor has anyBorrower made an assignment for the benefit of creditors, or filed a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors; nor has anyBorrower applied for or permitted the appointment of a receiver or trustee for any or all of its property, assets, or rights; nor is anyBorrower aware of any such receiver or trustee being appointed for any or all of its property, assets, or rights.

                                (e) Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

                                (f) Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                                (g) Counterparts; Execution. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or electronic mail transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or electronic mail shall be deemed to be their original signatures for all purposes.

                                (h) Release. Each Borrower hereby acknowledges and confirms that: (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause, or claim arising under or with respect to), in any case based upon acts or omissions of the Lender occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability, or enforceability of the Agreement or any of the other Loan Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Loan Document; and (ii) it does not possess (and hereby forever waives, remises, releases, discharges, and holds harmless the Lender and its affiliates, stockholders, directors, officers, employees, attorneys, agents, and representatives and each of their respective heirs, executors, administrators, successors, and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand, and/or other right of action whatsoever, whether in law, equity, or otherwise (which it, all those claiming by, through, or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause, or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity, or enforceability of the Obligations, the Liens securing the Obligations, or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

                                (i) Modification. No amendment or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the Lender and the Borrowers, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    Section 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

[Signature page to follow.]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ZANETT, INC., as the Administrative Borrower and a Borrower

By:

Name:

Title:

ZANETT COMMERCIAL SOLUTIONS, INC., as a Borrower

By:

Name:

Title:

PARAGON DYNAMICS, INC., as a Borrower

By:

Name:

Title:

FIFTH THIRD BANK, as the Lender

By:

Name: David Fuller
Title: Vice President